UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2021

AmerisourceBergen Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1300 Morris Drive Chesterbrook, PA		19087-5594
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(610) 727-7000

Not Applicable

____________________________________________

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure.

On March 25, 2021, AmerisourceBergen Corporation (the “Company” or “AmerisourceBergen”) issued a news release announcing that it priced $1,525,000,000 aggregate principal amount of the Company’s 0.737% Senior Notes due March 15, 2023 (the “2023 Notes”) and $1,000,000,000 aggregate principal amount of the Company’s 2.700% Senior Notes due March 15, 2031 (the “2031 Notes” and together with the 2023 Notes, the “Notes”) in an underwritten registered public offering. The news release is being furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On March 25, 2021, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company and J.P. Morgan Securities LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC on behalf of themselves and as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement provides for the issuance and sale by the Company, and the purchase by the Underwriters, of the Notes. The Notes will be senior unsecured obligations of the Company. The Underwriting Agreement contains representations, warranties, conditions and covenants of the parties thereto and provides for indemnification by each of the Company and the Underwriters against certain liabilities and contribution provisions in respect of those liabilities. The Company expects to consummate the sale of the Notes to the Underwriters, which is subject to the closing conditions specified in the Underwriting Agreement, on March 30, 2021.

The offer and sale of the Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (Registration Statement No. 333-228489) (the “Shelf Registration Statement”), filed with the Securities and Exchange Commission on November 20, 2018.

If the sale of the Notes is consummated pursuant to the terms set forth in the Underwriting Agreement, the Company estimates that it will receive net proceeds of approximately $2.51 billion (after deducting underwriting discounts and offering expenses) from the sale of the Notes. The Company intends to use the net proceeds to finance a portion of the previously disclosed proposed acquisition (the “Acquisition”) of the majority of Walgreens Boots Alliance, Inc.’s Alliance Healthcare businesses, to pay related fees and expenses and for general corporate purposes. The offering is not contingent on the completion of the Acquisition which, if completed, will occur subsequent to the closing of the offering. In the event that the Acquisition is not completed on or before January 6, 2022, or, if prior to such time, the Share Purchase Agreement related to the Acquisition is terminated, other than in connection with the consummation of the Acquisition, then the Notes are subject to mandatory redemption, in whole but not in part, at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the redemption date. Pending application of the net proceeds from the sale of the Notes for the foregoing purposes, the Company expects to invest such proceeds in high-quality, short-term debt securities (although the Company is not required to do so by the terms of the Notes).

Certain of the underwriters and their affiliates have in the past provided, and may in the future provide, investment banking, commercial banking, derivative transactions and financial advisory services to the Company and its affiliates in the ordinary course of business for which they have received and may continue to receive customary fees and commissions. Specifically, J.P. Morgan Securities LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC or their affiliates and certain other underwriters have served as underwriters in connection with past senior note offerings by the Company and may serve similar roles in future securities offerings by the Company. Additionally, the underwriters or their affiliates serve various roles in the Company’s term credit facility dated as of February 17, 2021: JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities LLC, serves as administrative agent; JPMorgan Chase Bank, N.A., BofA Securities, Inc., Morgan Stanley Senior Funding, Inc., an affiliate of Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC serve as joint lead arrangers and joint bookrunners; and BofA Securities, Inc., Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC serve as syndication agents. The underwriters or their affiliates also serve various roles in the Company’s revolving credit facility dated as of February 17, 2021: JPMorgan Chase Bank, N.A. serves as administrative agent; JPMorgan Chase Bank, N.A., BofA Securities, Inc. and Wells Fargo Securities, LLC serve as joint lead arrangers and joint bookrunners; BofA Securities, Inc. and Wells Fargo Securities, LLC serve as syndication agents; and Morgan Stanley Senior Funding, Inc. serves as documentation agent. The underwriters or their affiliates also serve various roles in the Company’s multi-currency revolving credit facility dated as of September 18, 2019: JPMorgan Chase Bank, N.A. serves as administrative agent, BofA Securities, Inc. serves as a joint lead arranger and joint bookrunner and Bank of America, N.A., an affiliate of BofA Securities, Inc., serves as a syndication agent and a lender. As of December 31, 2020, there were no borrowings outstanding under the Company’s multi-currency revolving credit facility. In addition, Wells Fargo Bank, National Association, an affiliate of Wells Fargo Securities, LLC, is an uncommitted purchaser and a purchasing agent under the Company’s receivables securitization facility. As of December 31, 2020, the Company’s subsidiary, Amerisource Receivables Financial Corporation, had an aggregate principal amount of $350 million outstanding under the receivables securitization facility. In addition, U.S. Bancorp Investments, Inc., one of the underwriters, is an affiliate of the trustee under the indentures governing the notes offered hereby. Lastly, certain of the underwriters or their affiliates also serve as lenders, agents and in other capacities under the Company’s credit facilities.

The foregoing is a brief description of certain terms of the Underwriting Agreement and, by its nature, is incomplete. It is qualified in its entirety by the text of the Underwriting Agreement filed as Exhibit 1.1 to this Current Report and incorporated herein by reference. The Underwriting Agreement is also filed with reference to, and is hereby made an exhibit to, the Shelf Registration Statement.

Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: unfavorable trends in brand and generic pharmaceutical pricing, including in rate or frequency of price inflation or deflation; competition and industry consolidation of both customers and suppliers resulting in increasing pressure to reduce prices for the Company’s products and services; changes in the United States healthcare and regulatory environment, including changes that could impact prescription drug reimbursement under Medicare and Medicaid; increasing governmental regulations regarding the pharmaceutical supply channel; declining reimbursement rates for pharmaceuticals; continued federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; continued prosecution or suit by federal, state and other governmental entities of alleged violations of laws and regulations regarding controlled substances, including due to failure to achieve a global resolution of the multi-district opioid litigation and other related state court litigation, and any related disputes, including shareholder derivative lawsuits; increased federal scrutiny and litigation, including qui tam litigation, for alleged violations of laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services, and associated reserves and costs; failure to comply with the Corporate Integrity Agreement; material adverse resolution of pending legal proceedings; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; changes to customer or supplier payment terms, including as a result of the COVID-19 impact on such payment terms; the Company’s ability to consummate the proposed acquisition of Walgreens Boots Alliance, Inc.’s Alliance Healthcare businesses and related strategic transactions; the regulatory approvals required for the proposed acquisition and related strategic transactions not being obtained on the terms expected or on the anticipated schedule or at all; the integration of the Alliance Healthcare businesses into the Company being more difficult, time consuming or costly than expected; the Company’s or Alliance Healthcare’s failure to achieve expected or targeted future financial and operating performance and results; the effects of disruption from the proposed acquisition and related strategic transactions on the respective businesses of the Company and Alliance Healthcare and the fact that the announcement or pendency of the proposed acquisition and related strategic transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the acquisition of businesses, including the proposed acquisition of the Alliance Healthcare businesses and related strategic transactions, that do not perform as expected, or that are difficult to integrate or control, or the inability to capture all of the anticipated synergies related thereto or to capture the anticipated synergies within the expected time period; risks associated with the strategic, long-term relationship between Walgreens Boots Alliance, Inc. and the Company, including with respect to the pharmaceutical distribution agreement and/or the global generic purchasing services arrangement; managing foreign expansion, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws, economic sanctions and import laws and regulations; financial market volatility and disruption; changes in tax laws or legislative initiatives that could adversely affect the Company’s tax positions and/or the Company’s tax liabilities or adverse resolution of challenges to the Company’s tax positions; substantial defaults in payment, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer, including as a result of COVID-19; the loss, bankruptcy or insolvency of a major supplier, including as a result of COVID-19; financial and other impacts of COVID-19 on the Company’s operations or business continuity; changes to the customer or supplier mix; malfunction, failure or breach of sophisticated information systems to operate as designed; risks generally associated with data privacy regulation and the international transfer of personal data; natural disasters or other unexpected events that affect the Company’s operations; the impairment of goodwill or other intangible assets (including any additional impairments with respect to foreign operations), resulting in a charge to earnings; the Company’s ability to manage and complete divestitures; the disruption of the Company’s cash flow and ability to return value to its stockholders in accordance with its past practices; interest rate and foreign currency exchange rate fluctuations; declining economic conditions in the United States and abroad; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting the Company’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors), in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and elsewhere in that report, (ii) in Item 1A (Risk Factors), in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2020 and elsewhere in that report and (iii) in other reports filed by the Company pursuant to the Securities Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement for 0.737% Senior Notes due 2023 and 2.700% Senior Notes due 2031, dated as of March 25, 2021.

99.1	News release of AmerisourceBergen Corporation, dated March 25, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmerisourceBergen Corporation

March 26, 2021	By:	/s/ James F. Cleary
Name: James F. Cleary
Title: Executive Vice President and Chief Financial Officer